Other Assets - Summary of Other Assets (Detail) $ in Millions, $ in Millions	Dec. 31, 2018 TWD ($)	Dec. 31, 2018 USD ($)	Dec. 31, 2017 TWD ($)
Assets [abstract]
Tax receivable	$ 3,780.3		$ 4,021.6
Prepaid expenses	1,298.7		1,559.9
Others	1,912.0		1,624.0
Other assets, total	6,991.0		7,205.5
Current portion	5,406.4	$ 176.6	4,222.4
Noncurrent portion	1,584.6	$ 51.8	2,983.1
Other assets, total	$ 6,991.0		$ 7,205.5